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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 1996

                        FRONTIER CORPORATION
       (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

Item 4.   Changes in Certifying Accountant for Registrant's
          Significant Subsidiary.

     (a) Based upon the recommendation of the Audit Committee of the Board of Directors of Frontier Corporation (the "Registrant"), the Board on January 22, 1996 approved the retention of Price Waterhouse LLP as the independent accountant for the Registrant and its significant subsidiary, Frontier Communications Services Inc. (formerly Allnet Communication Services, Inc.")("Subsidiary") for fiscal year 1996. This prospective change in Subsidiary's auditing firm from Ernst & Young LLP is due to the merger between ALC Communications Corporation ("ALC"), Subsidiary's direct parent corporation (collectively, Subsidiary and ALC are referred to as "ALC"), and a Frontier subsidiary effective on August 16, 1995 (the "Merger").

     Prior to the Merger, Ernst & Young LLP served as independent accountants for ALC; Price Waterhouse LLP served as Registrant's independent accountants. Since the Registrant is the parent corporation of ALC as a result of the Merger, the Audit Committee of the Registrant considered it appropriate to engage Price Waterhouse LLP rather than Ernst & Young LLP as ALC's independent accountants.
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     The reports of Ernst & Young LLP on ALC's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     During ALC's two most recent fiscal years and through January 22, 1996, there were no disagreements between ALC and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     Registrant and Subsidiary requested Ernst & Young LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter furnished to Registrant by Ernst & Young LLP is filed as Exhibit 16 to this Current Report on Form 8-K in accordance with subparagraph (a)(3) of Item 304 of Regulation S-K.

     (b) As more completely described in (a) above, the change in accountants from Ernst & Young LLP to Price Waterhouse LLP for ALC resulted from the Merger between ALC and a Frontier subsidiary effective on August 16, 1995.

     During ALC's two most recent fiscal years and the subsequent interim period prior to the engagement of Price Waterhouse LLP, ALC did not consult Price Waterhouse LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on ALC's financial statements or (iii) items which concerned the subject matter of any disagreement with Ernst & Young LLP or reportable events as described in subparagraph (a)(2) of
Item 304 of Regulation S-K.


Item 7.   Financial Statement and Exhibits.

     (c)  Exhibits.

     Letter from Ernst & Young LLP agreeing with the disclosure contained in Item 4 of this Current Report on Form 8-K.
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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FRONTIER CORPORATION

                                    /s/ Richard A. Smith
                                By: ------------------------
                                     Richard A. Smith,
                                     Corporate Controller
                                     and Principal Accounting
                                     Officer

Dated: January 26, 1996
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                             EXHIBITS


Exhibit Number and Description
------------------------------


       16 Letter from Ernst & Young LLP agreeing with the disclosure contained in Item 4 of this Current Report on Form 8-K is filed herewith